SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 1

to

Post-Effective Amendment No. 25

to

Form S-11

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

Ares Industrial Real Estate Income Trust Inc.

(Exact name of registrant as specified in its charter)

One Tabor Center

1200 Seventeenth Street, Suite 2900

Denver, Colorado 80202

Telephone (303) 228-2200

(Address of principal executive offices)

Jeffrey W. Taylor

Partner, Co-President

One Tabor Center

1200 Seventeenth Street, Suite 2900

Denver, Colorado 80202

Telephone (303) 228-2200

(Name, address and telephone number of agent for service)

copies to:

Alice L. Connaughton

Morrison & Foerster LLP

2100 L Street, NW, Suite 900

Washington, DC 20037

(202) 887-1500

Approximate date of commencement of proposed sale to the public: As soon as practicable after the registration statement becomes effective.

If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐	Smaller reporting company	☐
Non-accelerated filer	☒			Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 25 to the Registration Statement on Form S-11 (Registration No. 333-255376) is filed to replace the cover page of Post-Effective Amendment No. 25, to update an exhibit previously filed with such Registration Statement and to update the exhibit index to the Registration Statement. No changes have been made to Part I or Part II of the Registration Statement other than Item 36(b) of Part II as set forth below.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 36. Financial Statements and Exhibits

(b)	Exhibits: The following documents listed on the Exhibit Index are filed as exhibits to this registration statement.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

1.1

Second Amended and Restated Dealer Manager Agreement, dated February 11, 2022, by and between Ares Industrial Real Estate Income Trust Inc. and Ares Wealth Management Solutions, LLC. Incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K filed with the SEC on March 9, 2022.

1.2

Form of Selected Dealer Agreement. Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 12 to the Registration Statement on Form S-11 (File No. 333-255376) filed with the SEC on April 14, 2022.

3.1

Third Articles of Amendment and Restatement. Incorporated by reference to Exhibit 3.1 to Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on June 30, 2017.

3.2	Articles of Amendment. Incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on August 4, 2020.

3.3	Articles of Amendment (name change and designation of Class D shares). Incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on February 11, 2022.

3.4	Fifth Amended and Restated Bylaws of Ares Industrial Real Estate Income Trust Inc. Incorporated by reference to Exhibit 3.4 to the Annual Report on Form 10-K filed with the SEC on March 20, 2023.
4.1	Second Amended and Restated Share Redemption Program, effective as of February 11, 2022. Incorporated by reference to Exhibit 4.1 to the Annual Report on Form 10-K filed with the SEC on March 9, 2022.

4.2	Fourth Amended and Restated Distribution Reinvestment Plan. Incorporated by reference to Exhibit 4.2 to the Annual Report on Form 10-K filed with the SEC on March 9, 2022.

5.1*	Opinion of Ballard Spahr LLP.
8.1	Opinion of Morrison Foerster LLP as to tax matters. Incorporated by reference to Exhibit 8.1 to Registration Statement on Form S-11/A (File No. 333-255376) filed with the SEC on July 19, 2021.

10.1

Loan Agreement, dated as of December 9, 2021, by and among BCI IV 485 DC LLC, BCI IV Valwood Crossroads DC LP, BCI IV Logistics Center at 33 LLC, BCI IV Harvill Business Center LP, BCI IV Princess Logistics Center LLC, BCI IV 1 Stanley Drive LLC, BCI IV York DC LLC, BCI IV Stockton DC LP, BCI IV Arrow Route DC LLC, BCI IV Lodi DC LLC and Teachers Insurance and Annuity Association of America. Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on December 15, 2021.

10.2

Amended and Restated Advisory Agreement (2022), dated as of May 1, 2022, by and among Ares Industrial Real Estate Income Trust Inc., AIREIT Operating Partnership LP and Ares Commercial Real Estate Management LLC. Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 5, 2022.

10.3

Eleventh Amended and Restated Limited Partnership Agreement of AIREIT Operating Partnership LP, dated as of February 13, 2023. Incorporated by reference to Exhibit 10.3 to Post-Effective Amendment No. 25 to the Registration Statement on Form S-11 (File No. 333-255376) filed with the SEC on April 4, 2023.

EXHIBIT NUMBER	DESCRIPTION

10.4

Third Amended and Restated Equity Incentive Plan of Ares Industrial Real Estate Income Trust Inc., effective February 11, 2022. Incorporated by reference to Exhibit 10.5 to the Annual Report on Form 10-K filed with the SEC on March 9, 2022.

10.5

Second Amended and Restated Private Placement Equity Incentive Plan of Ares Industrial Real Estate Income Trust Inc., effective February 11, 2022. Incorporated by reference to Exhibit 10.6 to the Annual Report on Form 10-K filed with the SEC on March 9, 2022.

10.6

Master Transaction Agreement, dated as of June 15, 2021, by and between IPT BTC I GP LLC, IPT BTC I LP LLC and QR Master Holdings USA II LP. Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on June 15, 2021.

10.7

Distribution and Redemption Agreement, dated as of June 15, 2021, by and between IPT BTC I GP LLC, IPT BTC I LP LLC and Build-To-Core Industrial Partnership I LP. Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on June 15, 2021.

10.8

Membership Interest Purchase Agreement, dated as of June 15, 2021, by and between BTC I REIT B LLC and BTC I REIT A LLC. Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on June 15, 2021.

10.9

Contribution, Distribution and Redemption Agreement, dated as of June 15, 2021, by and between Build-To-Core Industrial Partnership I LP and Industrial Property Advisors Sub I LLC. Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed with the SEC on June 15, 2021.

10.10

Form of Indemnification Agreement entered into between Ares Industrial Real Estate Income Trust Inc. (formerly known as Black Creek Industrial REIT IV Inc.) and each of its executive officers and directors. Incorporated by reference to Exhibit 10.6 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the Securities and Exchange Commission on July 1, 2016.

10.11

Selected Dealer Agreement, dated as of October 28, 2019, by and among Ares Industrial Real Estate Income Trust Inc. (formerly known as Black Creek Industrial REIT IV Inc.), BCI IV Advisors LLC, Ares Wealth Management Solutions, LLC (formerly known as Black Creek Capital Markets, LLC), BCI IV Advisors Group LLC, and Ameriprise Financial Services, Inc. Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on November 1, 2019.

10.12

Cost Reimbursement Agreement, dated as of October 28, 2019, by and among Ares Industrial Real Estate Income Trust Inc. (formerly known as Black Creek Industrial REIT IV Inc.), BCI IV Advisors LLC, Ares Wealth Management Solutions LLC (formerly Black Creek Capital Markets, LLC), and American Enterprise Investment Services, Inc. Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on November 1, 2019.

10.13

Third Amended and Restated Credit Agreement, dated as of March 31, 2022, by and among AIREIT Operating Partnership LP, as Borrower, Wells Fargo Bank, National Association, as Lender and Administrative Agent, Bank of America, N.A., as Lender and Syndication Agent, Wells Fargo Securities, LLC, as a Joint Lead Arranger and Joint Bookrunner, BofA Securities, Inc., as a Joint Lead Arranger and Joint Bookrunner, Capital One, National Association, as Lender and Joint Lead Arranger for the Revolving Credit Facility, Truist Bank, as Lender and Joint Lead Arranger for the Revolving Credit Facility, U.S. Bank National Association, as Lender and Joint Lead Arranger for the Revolving Credit Facility, Regions Bank, as Lender and Joint Lead Arranger for the Term Facility and PNC Bank, National Association, as Lender and Joint Lead Arranger for the Term Facility. Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on April 6, 2022.

EXHIBIT NUMBER	DESCRIPTION

10.14

First Amendment to the Third Amended and Restated Credit Agreement, dated November 9, 2022, by and among AIREIT Operating Partnership LP, as Borrower, Wells Fargo Bank, National Association, as Lender and Administrative Agent, Bank of America, N.A., as Lender and Syndication Agent, Wells Fargo Securities, LLC, as a Joint Lead Arranger and Joint Bookrunner, BofA Securities, Inc., as a Joint Lead Arranger and Joint Bookrunner, Capital One, National Association, as Lender and Joint Lead Arranger for the Revolving Credit Facility, Truist Bank, as Lender and Joint Lead Arranger for the Revolving Credit Facility, U.S. Bank National Association, as Lender and Joint Lead Arranger for the Revolving Credit Facility, Regions Bank, as Lender and Joint Lead Arranger for the Term Facility and PNC Bank, National Association, as Lender and Joint Lead Arranger for the Term Facility. Incorporated by reference to Exhibit 10.16 to the Annual Report on Form 10-K filed with the SEC on March 20, 2023.

10.15

Credit Agreement, dated May 6, 2021, among AIREIT Operating Partnership, LP (formerly known as BCI IV Operating Partnership, LP), as Borrower, JPMorgan Chase Bank, N.A, as Administrative Agent and Lender, Joint Lead Arranger and Joint Bookrunner, Wells Fargo Bank., N.A., as Lender and Co-Syndication Agent, Bank of America, N.A., as a Lender and Co-Syndication Agent, PNC Bank, National Association, as a Lender and Co-Syndication Agent, Truist Bank, as a Lender and Co-Syndication Agent, Wells Fargo Securities, LLC, as Joint Lead Arranger and Joint Bookrunner, BofA Securities, Inc., as Joint Lead Arranger, PNC Capital Markets as Joint Lead Arranger, Truist Securities, Inc., as Joint Lead Arranger, U.S. Bank National Association, as a Lender, Capital One, N.A., as a Lender, Regions Bank, as a Lender, Zions Bancorporaton, N.A., as a Lender, MUFG Union Bank., N.A., as a Lender, Eastern Bank, as a Lender, and Associated Bank, National Association, as a Lender. Incorporated by reference to Exhibit 10.17 to the Annual Report on Form 10-K filed with the SEC on March 20, 2023.

10.16

First Amendment to Credit Agreement, dated May 9, 2022, among AIREIT Operating Partnership (formerly known as BCI IV Operating Partnership, LP), as Borrower, JPMorgan Chase Bank, N.A, as Administrative Agent and Lender, Joint Lead Arranger and Joint Bookrunner, Wells Fargo Bank., N.A., as Lender and Co-Syndication Agent, Bank of America, N.A., as a Lender and Co-Syndication Agent, PNC Bank, National Association, as a Lender and Co-Syndication Agent, Truist Bank, as a Lender and Co-Syndication Agent, Wells Fargo Securities, LLC, as Joint Lead Arranger and Joint Bookrunner, BofA Securities, Inc., as Joint Lead Arranger, PNC Capital Markets as Joint Lead Arranger, Truist Securities, Inc., as Joint Lead Arranger, U.S. Bank National Association, as a Lender, Capital One, N.A., as a Lender, Regions Bank, as a Lender, Zions Bancorporaton, N.A., as a Lender, MUFG Union Bank., N.A., as a Lender, Eastern Bank, as a Lender, and Associated Bank, National Association, as a Lender. Incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K filed with the SEC on March 20, 2023.

10.17

Second Amendment to Credit Agreement, dated November 9, 2022, among AIREIT Operating Parntership LP (formerly known as BCI IV Operating Partnership LP), as Borrower, JPMorgan Chase Bank, N.A, as Administrative Agent and Lender, Joint Lead Arranger and Joint Bookrunner, Wells Fargo Bank., N.A., as Lender and Co-Syndication Agent, Bank of America, N.A., as a Lender and Co-Syndication Agent, PNC Bank, National Association, as a Lender and Co-Syndication Agent, Truist Bank, as a Lender and Co-Syndication Agent, Wells Fargo Securities, LLC, as Joint Lead Arranger and Joint Bookrunner, BofA Securities, Inc., as Joint Lead Arranger, PNC Capital Markets as Joint Lead Arranger, Truist Securities, Inc., as Joint Lead Arranger, U.S. Bank National Association, as a Lender, Capital One, N.A., as a Lender, Regions Bank, as a Lender, Zions Bancorporaton, N.A., as a Lender, MUFG Union Bank., N.A., as a Lender, Eastern Bank, as a Lender, and Associated Bank, National Association, as a Lender. Incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K filed with the SEC on March 20, 2023.

10.18	Form of Director Stock Grant Agreement for Amended and Restated Equity Incentive Plan of Ares Industrial Real Estate Income Trust Inc. (formerly known as Black Creek Industrial REIT IV Inc.).

EXHIBIT NUMBER	DESCRIPTION

Incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K filed with the SEC on March 6, 2019.

10.19

Form of Restricted Stock Agreement for Consultants for Amended and Restated Equity Incentive Plan of Ares Industrial Real Estate Income Trust Inc. (formerly known as Black Creek Industrial REIT IV Inc.). Incorporated by reference to Exhibit 10.21 to the Annual Report on Form 10-K filed with the SEC on March 6, 2019.

10.20

Form of Restricted Stock Agreement for Private Placement Equity Incentive Plan of Ares Industrial Real Estate Income Trust Inc. (formerly known as Black Creek Industrial REIT IV Inc.). Incorporated by reference to Exhibit 10.23 to the Annual Report on Form 10-K filed with the SEC on March 6, 2019.

10.21

Agreement of Limited Partnership of Build-To-Core Industrial Partnership II LP, dated as of May 19, 2017, by and among IPT BTC II GP LLC, IPT BTC II LP LLC, Industrial Property Advisors Sub IV LLC, BCG BTC II Investors LLC, bcIMC (WCBAF) Realpool Global Inestment Corporation, bcIMC (College) US Realty Inc., bcIMC (Municipal) US Realty Inc., bcIMC (Public Service) US Realty Inc., bcIMC (Teachers) US Realty Inc., bcIMC (WCB) US Realty Inc., bcIMC (Hydro) US Realty Inc., and QuadReal US Holdings Inc. Incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q filed with the SEC on November 10, 2020.

10.22

First Amendment to Agreement of Limited Partnership of Build-To-Core Industrial Partnership II LP, dated January 31, 2018, by and among IPT BTC II GP LLC, IPT BTC II LP LLC, Industrial Property Advisors Sub IV LLC, BCG BTC II Investors LLC, bcIMC (WCBAF) Realpool Global Investment Corporation, bcIMC (College) US Realty Inc., bcIMC (Municipal) US Realty Inc., bcIMC (Public Service) US Realty Inc., bcIMC (Teachers) US Realty Inc., bcIMC (WCB) US Realty Inc., bcIMC (Hydro) US Realty Inc., and QuadReal US Holdings Inc. Incorporated by reference to Exhibit 10.6 to the Quarterly Report on Form 10-Q filed with the SEC on November 10, 2020.

10.23

Second Amendment to Agreement of Limited Partnership of Build-To-Core Industrial Partnership II LP, dated as of May 10, 2019, by and among IPT BTC II GP LLC, IPT BTC II LP LLC, Industrial Property Advisors Sub IV LLC, BCG BTC II Investors LLC, QR Master Holdings USA II LP and QuadReal US Holdings Inc. Incorporated by reference to Exhibit 10.7 to the Quarterly Report on Form 10-Q filed with the SEC on November 10, 2020.

10.24

Third Amendment to the Agreement of Limited Partnership of Build-To-Core Industrial Partnership II LP, dated as of July 15, 2020, by IPT BTC II GP LLC. Incorporated by reference to Exhibit 10.8 to the Quarterly Report on Form 10-Q filed with the SEC on November 10, 2020.

10.25

Agreement, dated as of May 19, 2017, by and among IPT BTC II GP LLC and Industrial Property Advisors Sub III LLC. Incorporated by reference to Exhibit 10.11 to the Quarterly Report on Form 10-Q filed with the SEC on November 10, 2020.

10.26

First Amendment to the Agreement, dated as of July 15, 2020, by and among IPT BTC II GP LLC and Industrial Property Advisors Sub III LLC. Incorporated by reference to Exhibit 10.12 to the Quarterly Report on Form 10-Q filed with the SEC on November 10, 2020.

21.1

List of Subsidiaries of Ares Industrial Real Estate Income Trust Inc. Incorporated by reference to Exhibit 21.1 to Post-Effective Amendment No. 25 to the Registration Statement on Form S-11 (File No. 333-255376) filed with the SEC on April 4, 2023.

23.1

Consent of KPMG LLP (Independent Registered Public Accounting Firm). Incorporated by reference to Exhibit 23.1 to Post-Effective Amendment No. 25 to the Registration Statement on Form S-11 (File No. 333-255376) filed with the SEC on April 4, 2023.

EXHIBIT NUMBER	DESCRIPTION

23.2*	Consent of Ballard and Spahr LLP (contained in its opinion filed as Exhibit 5.1).
23.3	Consent of Morrison & Foerster LLP (contained in its opinion filed as Exhibit 8.1).

24.1	Power of Attorney of certain signatories (included in the signature page to the Registration Statement on Form S-11 (File No. 333-255376) filed with the SEC on April 20, 2021).
24.2

Power of Attorney of Rajat Dhanda. Incorporated by reference to Exhibit 24.1 to the Post-Effective Amendment No. 2 to Registration Statement on Form S-11 (File No. 333-255376) filed with the SEC on August 23, 2021.

24.3

Power of Attorney of David M. Fazekas and William S. Benjamin. Incorporated by reference to Exhibit 24.1 to the Post-Effective Amendment No. 22 to Registration Statement on Form S-11 (File No. 333-255376) filed with the SEC on February 14, 2023.

99.1

Consent of Altus Group U.S., Inc. Incorporated by reference to Exhibit 99.1 to Post-Effective Amendment No. 25 to the Registration Statement on Form S-11 (File No. 333-255376) filed with the SEC on April 4, 2023.

99.2	Net Asset Value Calculation and Valuation Procedures. Incorporated by reference to Exhibit 99.2 to the Annual Report on Form 10-K filed with the SEC on March 9, 2022.

______________________________________________________

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 25 to the Registration Statement on Form S-11 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 13, 2023.

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.

By:	/s/ JEFFREY W. TAYLOR
Jeffrey W. Taylor Partner, Co-President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 25 to the Registration Statement on Form S-11 has been signed by the following persons in the following capacities on April 13, 2023.

Signature	Title

*	Co-Chairman of the Board of Directors
William S. Benjamin

*	Co-Chairman of the Board of Directors
Dwight L. Merriman III

*	Director
Rajat Dhanda

*	Director
Marshall M. Burton

*	Director
Charles B. Duke

*	Director
John S. Hagestad

*	Director
Stanley A. Moore

/s/ JEFFREY W. TAYLOR	Partner, Co-President
Jeffrey W. Taylor	(Principal Executive Officer)

/s/ SCOTT A. SEAGER	Managing Director, Chief Financial Officer and Treasurer
Scott A. Seager	(Principal Financial Officer and Principal Accounting Officer)

*By: /s/ SCOTT A. SEAGER	Attorney-in-Fact
Scott A. Seager